AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•
All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2011 and December 31, 2010 and consolidated statements of income for the years then ended.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess business in the London and Bermuda wholesale markets and Canadian primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. In accordance with market practice, our property reinsurance treaties generally exclude certain risks such as war, nuclear, biological and chemical contamination, radiation and environmental pollution. We assume business on both a proportional and excess of loss basis.
Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligation in a variety of jurisdictions around the world. Bonding is also known as surety insurance.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine, personal accident and crop reinsurance. Crop reinsurance provides coverage comprised of risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended December 31,				Year ended December 31,
		2012	2011	Change		2012	2011	Change

HIGHLIGHTS	Gross premiums written	$752,414	$666,504	12.9%		$4,139,643	$4,096,153	1.1%
	Gross premiums written - Insurance	77.1%	78.2%	(1.1)	pts	55.8%	51.8%	4.0	pts
	Gross premiums written - Reinsurance	22.9%	21.8%	1.1	pts	44.2%	48.2%	(4.0)	pts
	Net premiums written	$518,096	$495,063	4.7%		$3,337,456	$3,419,434	(2.4%)
	Net premiums earned	$856,049	$846,753	1.1%		$3,415,463	$3,314,961	3.0%
	Net premiums earned - Insurance	44.7%	43.9%	0.8	pts	45.6%	43.1%	2.5	pts
	Net premiums earned - Reinsurance	55.3%	56.1%	(0.8)	pts	54.4%	56.9%	(2.5)	pts
	Net income (loss) available to common shareholders	$(18,551)	$80,064	nm		$495,004	$9,430	nm
	Operating income (loss) [a]	(27,685)	67,169	nm		421,523	(153,912)	nm
	Reserve for losses and loss expenses	9,058,731	8,425,045	7.5%		9,058,731	8,425,045	7.5%
	Total shareholders’ equity	5,779,761	5,444,079	6.2%		5,779,761	5,444,079	6.2%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings (loss) per common share	($0.16)	$0.63	nm		$4.05	$0.08	nm
	Diluted earnings (loss) per common share	($0.16)	$0.63	nm		$4.00	$0.07	nm
	Operating income (loss) per common share - diluted [b]	($0.23)	$0.53	nm		$3.41	($1.26)	nm
	Weighted average common shares outstanding	117,918	126,360	(6.7%)		122,148	122,499	(0.3%)
	Diluted weighted average common shares outstanding	117,918	127,686	(7.7%)		123,654	128,122	(3.5%)
	Book value per common share	$44.75	$39.37	13.7%		$44.75	$39.37	13.7%
	Diluted book value per common share (treasury stock method)	$42.97	$38.08	12.8%		$42.97	$38.08	12.8%
	Accumulated dividends paid per common share	$6.61	$5.65	17.0%		$6.61	$5.65	17.0%

FINANCIAL RATIOS	ROACE [c]	(1.4%)	6.5%	(7.9)	pts	9.7%	0.2%	9.5	pts
	Operating ROACE [d]	(2.1%)	5.5%	(7.6)	pts	8.2%	(3.1%)	11.3	pts
	Net loss and loss expense ratio	78.9%	68.9%	10.0	pts	61.4%	80.7%	(19.3)	pts
	Acquisition cost ratio	16.8%	18.6%	(1.8)	pts	18.4%	17.7%	0.7	pts
	General and administrative expense ratio	16.5%	13.0%	3.5	pts	16.4%	13.9%	2.5	pts
	Combined ratio	112.2%	100.5%	11.7	pts	96.2%	112.3%	(16.1)	pts

INVESTMENT DATA	Total assets	$18,852,344	$17,806,059	5.9%		$18,852,344	$17,806,059	5.9%
	Total cash and invested assets [e]	14,431,365	13,499,138	6.9%		14,431,365	13,499,138	6.9%
	Net investment income	86,847	102,362	(15.2%)		380,957	362,430	5.1%
	Net realized investment gains (losses)	31,771	(3,738)	nm		127,469	121,439	5.0%
	Total return on cash and investments [f]	0.7%	1.3%	(0.6)	pts	5.4%	3.4%	2.0	pts
	Return on other investments [g]	1.8%	3.8%	(2.0)	pts	11.1%	5.3%	5.8	pts
	Book yield of fixed maturities	2.6%	2.9%	(0.3)	pts	2.6%	2.9%	(0.3)	pts

[a]	Operating income (loss) is a “non-GAAP financial measure” as defined by Regulation G. See page 27 for reconciliation of operating income to net income (loss) available to common shareholders.

[b]	Operating income (loss) per share - diluted, is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010
UNDERWRITING REVENUES
Gross premiums written	$752,414	$847,686	$1,014,375	$1,525,168	$666,504	$634,774
Premiums ceded	(234,318)	(197,087)	(212,800)	(157,982)	(171,441)	(146,130)
Net premiums written	518,096	650,599	801,575	1,367,186	495,063	488,644

Gross premiums earned	1,068,259	1,037,600	1,019,808	1,015,370	1,019,953	917,480
Ceded premiums expensed	(212,210)	(175,153)	(169,205)	(169,008)	(173,200)	(160,162)
Net premiums earned	856,049	862,447	850,603	846,362	846,753	757,318
Other insurance related income	791	953	299	631	351	345
Total underwriting revenues	856,840	863,400	850,902	846,993	847,104	757,663

UNDERWRITING EXPENSES
Net losses and loss expenses	675,047	442,652	467,637	510,690	583,454	383,345
Acquisition costs	144,063	158,796	156,397	168,397	157,372	124,098
Underwriting-related general and administrative expenses [a]	112,021	106,953	107,129	105,217	91,202	117,674
Total underwriting expenses	931,131	708,401	731,163	784,304	832,028	625,117

UNDERWRITING INCOME (LOSS) [b]	(74,291)	154,999	119,739	62,689	15,076	132,546

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	86,847	103,638	74,449	116,023	102,362	107,889
Net realized investment gains (losses)	31,771	50,803	30,405	14,491	(3,738)	77,772
Interest expense and financing costs	(15,498)	(15,558)	(15,170)	(15,636)	(15,616)	(15,690)
Total other operating revenues	103,120	138,883	89,684	114,878	83,008	169,971

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(21,300)	(23,927)	36,162	(20,447)	17,328	5,120
Corporate expenses [a]	(29,365)	(27,658)	(54,202)	(18,435)	(18,788)	(22,946)
Total other expenses	(50,665)	(51,585)	(18,040)	(38,882)	(1,460)	(17,826)

INCOME (LOSS) BEFORE INCOME TAXES	(21,836)	242,297	191,383	138,685	96,624	284,691

Income tax (expense) benefit	12,026	(10,149)	(2,317)	(2,848)	(7,341)	(11,129)

NET INCOME (LOSS)	(9,810)	232,148	189,066	135,837	89,283	273,562

Preferred share dividends	(8,741)	(8,741)	(11,527)	(9,219)	(9,219)	(9,219)
Loss on repurchase of preferred shares	—	—	(9,387)	(4,621)	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(18,551)	$223,407	$168,152	$121,997	$80,064	$264,343

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	78.9%	51.3%	55.0%	60.3%	68.9%	50.6%
Acquisition cost ratio	16.8%	18.4%	18.4%	19.9%	18.6%	16.4%
General and administrative expense ratio [a]	16.5%	15.6%	18.9%	14.6%	13.0%	18.6%
Combined ratio	112.2%	85.3%	92.3%	94.8%	100.5%	85.6%

Weighted average basic shares outstanding	117,918	121,127	123,823	125,782	126,360	117,101
Weighted average diluted shares outstanding	117,918	122,952	124,983	126,668	127,686	132,799
Basic earnings (loss) per common share	($0.16)	$1.84	$1.36	$0.97	$0.63	$2.26
Diluted earnings (loss) per common share	($0.16)	$1.82	$1.35	$0.96	$0.63	$1.99
ROACE (annualized)	(1.4%)	16.9%	13.0%	9.7%	6.5%	20.2%
Operating ROACE (annualized)	(2.1%)	15.2%	8.7%	10.8%	5.5%	13.9%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income (loss) is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income (loss) to the nearest GAAP financial measure (income (loss) before income taxes) are presented above and on the following page.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR

	Year ended December 31,
	2012	2011	2010
UNDERWRITING REVENUES
Gross premiums written	$4,139,643	$4,096,153	$3,750,536
Premiums ceded	(802,187)	(676,719)	(602,996)
Net premiums written	3,337,456	3,419,434	3,147,540

Gross premiums earned	4,141,037	3,973,956	3,632,177
Ceded premiums expensed	(725,574)	(658,995)	(684,767)
Net premiums earned	3,415,463	3,314,961	2,947,410
Other insurance related income	2,676	2,396	2,073
Total underwriting revenues	3,418,139	3,317,357	2,949,483

UNDERWRITING EXPENSES
Net losses and loss expenses	2,096,028	2,675,052	1,677,132
Acquisition costs	627,653	587,469	488,712
Underwriting-related general and administrative expenses	431,321	382,062	374,436
Total underwriting expenses	3,155,002	3,644,583	2,540,280

UNDERWRITING INCOME (LOSS)	263,137	(327,226)	409,203

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	380,957	362,430	406,892
Net realized investment gains	127,469	121,439	195,098
Interest expense and financing costs	(61,863)	(62,598)	(55,876)
Total other operating revenues	446,563	421,271	546,114

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(29,512)	44,582	15,535
Corporate expenses [a]	(129,660)	(77,089)	(75,449)
Total other expenses	(159,172)	(32,507)	(59,914)

INCOME BEFORE INCOME TAXES	550,528	61,538	895,403

Income tax expense	(3,287)	(15,233)	(38,680)

NET INCOME	547,241	46,305	856,723

Preferred share dividends	(38,228)	(36,875)	(36,875)
Loss on repurchase of preferred shares	(14,009)	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$495,004	$9,430	$819,848

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	61.4%	80.7%	56.9%
Acquisition cost ratio	18.4%	17.7%	16.6%
General and administrative expense ratio [a]	16.4%	13.9%	15.2%
Combined ratio	96.2%	112.3%	88.7%

Weighted average basic shares outstanding	122,148	122,499	121,728
Weighted average diluted shares outstanding	123,654	128,122	136,199
Basic earnings per common share	$4.05	$0.08	$6.74
Diluted earnings per common share	$4.00	$0.07	$6.02
ROACE	9.7%	0.2%	16.2%
Operating ROACE	8.2%	(3.1%)	12.1%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2012			Year ended December 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$580,116	$172,298	$752,414	$2,309,481	$1,830,162	$4,139,643
Net premiums written	345,802	172,294	518,096	1,522,245	1,815,211	3,337,456

Gross premiums earned	591,310	476,949	1,068,259	2,268,486	1,872,551	4,141,037
Ceded premiums expensed	(208,425)	(3,785)	(212,210)	(710,428)	(15,146)	(725,574)
Net premiums earned	382,885	473,164	856,049	1,558,058	1,857,405	3,415,463
Other insurance related income	791	—	791	2,676	—	2,676
Total underwriting revenues	383,676	473,164	856,840	1,560,734	1,857,405	3,418,139

UNDERWRITING EXPENSES
Net losses and loss expenses	300,094	374,953	675,047	953,564	1,142,464	2,096,028
Acquisition costs	48,024	96,039	144,063	226,859	400,794	627,653
Underwriting-related general and administrative expenses	81,591	30,430	112,021	314,834	116,487	431,321
Total underwriting expenses	429,709	501,422	931,131	1,495,257	1,659,745	3,155,002

UNDERWRITING INCOME (LOSS)	$(46,033)	$(28,258)	$(74,291)	$65,477	$197,660	$263,137

KEY RATIOS
Current accident year loss ratio	88.9%	84.4%	86.4%	69.0%	68.1%	68.5%
Prior period reserve development	(10.5%)	(5.2%)	(7.5%)	(7.8%)	(6.6%)	(7.1%)
Net loss and loss expense ratio	78.4%	79.2%	78.9%	61.2%	61.5%	61.4%
Acquisition cost ratio	12.5%	20.3%	16.8%	14.6%	21.6%	18.4%
Underwriting-related general and administrative expense ratio	21.3%	6.5%	13.1%	20.2%	6.3%	12.6%
Corporate expense ratio			3.4%			3.8%
Combined ratio	112.2%	106.0%	112.2%	96.0%	89.4%	96.2%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010	2012	2011

INSURANCE SEGMENT
Property	$148,216	$136,759	$228,962	$137,251	$143,046	$125,285	$651,188	$635,278
Marine	29,898	45,435	91,652	85,448	32,759	33,556	252,434	240,481
Terrorism	8,681	10,589	11,167	6,748	8,295	7,047	37,186	34,313
Aviation	29,142	16,470	15,857	3,674	36,338	44,118	65,143	70,792
Credit and political risk	26,126	4,553	5,124	3,601	13,583	13,169	39,405	35,734
Professional lines	255,891	191,882	243,258	145,602	224,507	208,400	836,634	764,205
Liability	72,834	74,642	73,810	45,411	52,176	62,266	266,696	213,256
Accident & health	9,328	49,348	5,179	96,943	10,577	2,903	160,795	127,770
TOTAL INSURANCE SEGMENT	580,116	529,678	675,009	524,678	521,281	496,744	2,309,481	2,121,829

REINSURANCE SEGMENT
Catastrophe	24,325	73,329	124,237	146,423	12,904	8,631	368,314	471,822
Property	9,991	64,717	58,604	182,446	29,508	27,424	315,758	359,987
Professional lines	90,313	50,648	47,561	113,342	80,368	66,106	301,863	281,394
Credit and bond	7,225	30,728	22,670	203,948	4,650	5,997	264,572	299,923
Motor	8,940	10,622	17,876	198,210	(622)	9,408	235,648	238,365
Liability	13,976	78,118	56,096	94,627	14,567	11,565	242,817	229,728
Engineering	14,033	6,745	6,783	43,036	4,518	8,443	70,597	65,219
Other	3,495	3,101	5,539	18,458	(670)	456	30,593	27,886
TOTAL REINSURANCE SEGMENT	172,298	318,008	339,366	1,000,490	145,223	138,030	1,830,162	1,974,324

CONSOLIDATED TOTAL	$752,414	$847,686	$1,014,375	$1,525,168	$666,504	$634,774	$4,139,643	$4,096,153

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010
UNDERWRITING REVENUES
Gross premiums written	$580,116	$529,678	$675,009	$524,678	$521,281	$496,744
Net premiums written	345,802	332,591	465,238	378,614	349,912	349,250

Gross premiums earned	591,310	569,710	552,045	555,422	538,701	485,188
Ceded premiums expensed	(208,425)	(171,372)	(165,465)	(165,168)	(167,056)	(156,813)
Net premiums earned	382,885	398,338	386,580	390,254	371,645	328,375
Other insurance related income	791	953	299	361	351	345
Total underwriting revenues	383,676	399,291	386,879	390,885	371,996	328,720

UNDERWRITING EXPENSES
Net losses and loss expenses	300,094	185,845	225,900	241,724	227,064	132,811
Acquisition costs	48,024	59,026	58,654	61,155	54,508	41,553
General and administrative expenses	81,591	78,029	77,770	77,444	68,187	86,633
Total underwriting expenses	429,709	322,900	362,324	380,323	349,759	260,997

UNDERWRITING INCOME (LOSS)	$(46,033)	$76,391	$24,555	$10,562	$22,237	$67,723

KEY RATIOS
Current accident year loss ratio	88.9%	54.6%	67.6%	65.8%	68.9%	50.9%
Prior period reserve development	(10.5%)	(7.9%)	(9.2%)	(3.9%)	(7.8%)	(10.5%)
Net loss and loss expense ratio	78.4%	46.7%	58.4%	61.9%	61.1%	40.4%
Acquisition cost ratio	12.5%	14.8%	15.2%	15.7%	14.7%	12.7%
General and administrative expense ratio	21.3%	19.6%	20.1%	19.9%	18.3%	26.4%
Combined ratio	112.2%	81.1%	93.7%	97.5%	94.1%	79.5%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010
UNDERWRITING REVENUES
Gross premiums written	$172,298	$318,008	$339,366	$1,000,490	$145,223	$138,030
Net premiums written	172,294	318,008	336,337	988,572	145,151	139,394

Gross premiums earned	476,949	467,890	467,763	459,947	481,252	432,291
Ceded premiums expensed	(3,785)	(3,781)	(3,740)	(3,839)	(6,144)	(3,348)
Net premiums earned	473,164	464,109	464,023	456,108	475,108	428,943
Other insurance related income	—	—	—	—	—	—
Total underwriting revenues	473,164	464,109	464,023	456,108	475,108	428,943

UNDERWRITING EXPENSES
Net losses and loss expenses	374,953	256,807	241,737	268,966	356,390	250,534
Acquisition costs	96,039	99,770	97,743	107,242	102,864	82,545
General and administrative expenses	30,430	28,924	29,359	27,773	23,015	31,041
Total underwriting expenses	501,422	385,501	368,839	403,981	482,269	364,120

UNDERWRITING INCOME (LOSS)	$(28,258)	$78,608	$95,184	$52,127	$(7,161)	$64,823

KEY RATIOS
Current accident year loss ratio	84.4%	61.6%	60.5%	65.6%	85.3%	69.3%
Prior period reserve development	(5.2%)	(6.3%)	(8.4%)	(6.6%)	(10.3%)	(10.9%)
Net loss and loss expense ratio	79.2%	55.3%	52.1%	59.0%	75.0%	58.4%
Acquisition cost ratio	20.3%	21.5%	21.1%	23.5%	21.7%	19.2%
General and administrative expense ratio	6.5%	6.3%	6.3%	6.1%	4.8%	7.3%
Combined ratio	106.0%	83.1%	79.5%	88.6%	101.5%	84.9%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR

							Year ended December 31,
	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010	2012	2011

Fixed maturities	$75,968	$72,251	$76,544	$79,637	$77,933	$84,887	$304,400	$337,616
Other investments	15,302	34,242	(2,304)	40,420	25,124	25,391	87,660	31,856
Equity securities	2,862	2,862	5,071	1,110	4,209	63	11,904	11,186
Cash and cash equivalents	549	708	1,663	1,608	894	1,595	4,528	5,697
Short-term investments	(129)	537	33	154	431	706	596	1,592

Gross investment income	94,552	110,600	81,007	122,929	108,591	112,642	409,088	387,947
Investment expense	(7,705)	(6,962)	(6,558)	(6,906)	(6,229)	(4,753)	(28,131)	(25,517)

Net investment income	$86,847	$103,638	$74,449	$116,023	$102,362	$107,889	$380,957	$362,430

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2010
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,928,049	$11,794,985	$11,504,448	$11,440,643	$10,940,100	$10,482,897
Equity securities, available for sale, at fair value	666,548	650,168	631,731	757,038	677,560	349,254
Other investments, at fair value	843,437	838,641	798,233	769,554	699,320	519,296
Short-term investments, at fair value and amortized cost	108,860	91,814	71,277	50,264	149,909	172,719
Total investments	13,546,894	13,375,608	13,005,689	13,017,499	12,466,889	11,524,166
Cash and cash equivalents	850,550	869,444	872,751	1,173,771	1,082,838	1,045,355
Accrued interest receivable	97,220	95,654	97,417	93,860	98,346	96,364
Insurance and reinsurance premium balances receivable	1,474,821	1,712,025	1,888,238	1,900,002	1,413,839	1,343,665
Reinsurance recoverable on paid and unpaid losses	1,863,819	1,789,410	1,792,358	1,766,597	1,770,329	1,577,547
Deferred acquisition costs	389,248	460,661	502,413	547,667	407,527	359,300
Prepaid reinsurance premiums	315,676	293,684	271,262	227,935	238,623	221,396
Receivable for investments sold	1,254	7,375	596	7,276	3,006	—
Goodwill and intangible assets	97,493	98,165	98,203	99,439	99,590	103,231
Other assets	215,369	195,755	192,485	191,554	225,072	174,707
TOTAL ASSETS	$18,852,344	$18,897,781	$18,721,412	$19,025,600	$17,806,059	$16,445,731

LIABILITIES
Reserve for losses and loss expenses	$9,058,731	$8,751,070	$8,600,651	$8,599,344	$8,425,045	$7,032,375
Unearned premiums	2,454,692	2,770,889	2,958,223	2,965,329	2,454,462	2,333,676
Insurance and reinsurance balances payable	270,739	239,394	211,704	181,405	206,539	164,927
Senior notes	995,245	995,097	994,951	994,806	994,664	994,110
Payable for investments purchased	64,553	105,023	112,855	270,627	151,941	20,251
Other liabilities	228,623	180,040	145,188	114,910	129,329	275,422
TOTAL LIABILITIES	13,072,583	13,041,513	13,023,572	13,126,421	12,361,980	10,820,761

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, and C	502,843	502,843	502,843	750,000	500,000	500,000
Common shares	2,146	2,145	2,141	2,140	2,125	1,934
Additional paid-in capital	2,179,034	2,165,478	2,153,467	2,117,208	2,105,386	2,059,708
Accumulated other comprehensive income	362,622	373,199	240,939	278,174	128,162	176,821
Retained earnings	4,497,789	4,576,381	4,383,405	4,246,354	4,155,392	4,267,608
Treasury shares, at cost	(1,764,673)	(1,763,778)	(1,584,955)	(1,494,697)	(1,446,986)	(1,381,101)
TOTAL SHAREHOLDERS’ EQUITY	5,779,761	5,856,268	5,697,840	5,899,179	5,444,079	5,624,970

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$18,852,344	$18,897,781	$18,721,412	$19,025,600	$17,806,059	$16,445,731

Basic common shares outstanding	117,920	117,857	122,773	125,365	125,588	112,393
Diluted common shares outstanding	122,793	122,865	128,117	130,244	129,818	130,189
Book value per common share	$44.75	$45.42	$42.31	$41.07	$39.37	$45.60
Diluted book value per common share	$42.97	$43.57	$40.55	$39.53	$38.08	$39.37
Debt to total capital [a]	14.7%	14.5%	14.9%	14.4%	15.4%	15.0%
Debt and preferred equity to total capital	22.1%	21.9%	22.4%	25.3%	23.2%	22.6%

[a]	The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At December 31, 2012

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,413,520	$9,484	$(119)	$1,422,885	10%
Non-U.S. government	1,076,501	30,276	(2,201)	1,104,576	8%
Corporate debt	3,746,616	135,658	(5,892)	3,876,382	27%
Agency RMBS	2,594,180	67,398	(1,670)	2,659,908	18%
CMBS	814,211	25,999	(126)	840,084	6%
Non-Agency RMBS	93,266	2,503	(570)	95,199	1%
ABS	639,614	10,774	(7,182)	643,206	4%
Municipals	1,227,764	58,770	(725)	1,285,809	9%
Total fixed maturities	11,605,672	340,862	(18,485)	11,928,049	83%

Equity securities, available for sale
Common stocks	398,975	51,821	(7,398)	443,398	3%
Exchange traded funds	109,434	9,727	—	119,161	1%
Non-U.S. bond mutual funds	99,897	4,092	—	103,989	1%
Total equity securities	608,306	65,640	(7,398)	666,548	5%

Total available for sale investments	$12,213,978	$406,502	$(25,883)	12,594,597	88%

Other investments (see below)				843,437	6%

Short-term investments				108,860	1%

Total investments				13,546,894	95%

Cash and cash equivalents [a]				850,550	5%

Accrued interest receivable				97,220	1%

Net receivable/(payable) for investments sold (purchased)				(63,299)	(1%)

Total cash and invested assets				$14,431,365	100%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$302,680	36%
Multi-strategy funds				244,075	29%
Event-driven funds				171,479	20%
Leveraged bank loan funds				62,768	8%
Collateralized loan obligations - equity tranches				62,435	7%
Total				$843,437	100%

[a]	Includes $91 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q4 2012		Q3 2012		Q2 2012		Q1 2012		Q4 2011		Q4 2010
	Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	9.9%		8.7%		8.2%		8.4%		8.5%		6.8%
Non-U.S. government	7.7%		8.0%		9.1%		7.5%		9.0%		6.1%
Corporate debt	26.9%		25.7%		26.3%		26.7%		26.7%		32.9%
MBS:
Agency RMBS	18.4%		21.0%		20.1%		19.8%		19.5%		20.5%
CMBS	5.8%		5.0%		4.5%		3.1%		2.3%		3.8%
Non-agency RMBS	0.7%		1.0%		1.1%		1.1%		1.2%		1.9%
ABS	4.5%		4.4%		4.8%		5.7%		4.7%		5.2%
Municipals	8.9%		9.1%		8.9%		8.1%		9.1%		5.6%

Total Fixed Maturities	82.8%		82.9%		83.0%		80.4%		81.0%		82.8%
Equity Securities	4.6%		4.5%		4.6%		5.3%		5.0%		2.8%
Other investments	5.8%		5.9%		5.8%		5.9%		5.3%		4.1%
Short-term investments	0.6%		0.6%		0.5%		0.4%		1.2%		1.4%

Total investments	93.8%		93.9%		93.9%		92.0%		92.5%		91.1%
Cash and cash equivalents	5.9%		6.1%		6.2%		8.2%		7.9%		8.3%
Accrued interest receivable	0.7%		0.7%		0.7%		0.7%		0.7%		0.8%
Net receivable/(payable) for investments sold or purchased	(0.4%)		(0.7%)		(0.8%)		(0.9%)		(1.1%)		(0.2%)
Total Cash and Invested Assets	100.0%		100.0%		100.0%		100.0%		100.0%		100.0%

CREDIT QUALITY	Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %
Cash and cash equivalents [a]	6.1%		6.0%		6.2%		8.5%		7.8%		8.8%
U.S. government and agency	11.1%		9.8%		9.2%		9.9%		9.6%		7.4%
AAA	37.7%		38.9%		41.9%		41.2%		40.7%		41.3%
AA	9.5%		10.4%		8.4%		8.7%		11.4%		12.3%
A	17.3%		16.8%		16.6%		15.9%		16.3%		16.2%
BBB	11.6%		10.5%		11.2%		11.0%		9.8%		10.4%
Below BBB	6.7%		7.6%		6.5%		4.8%		4.4%		3.6%
Total	100.0%		100.0%		100.0%		100.0%		100.0%		100.0%

MATURITY PROFILE	Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %
Within one year (includes cash & cash equivalents)	6.3%		12.4%		12.8%		13.5%		13.8%		14.4%
From one to five years	41.5%		36.8%		38.8%		37.5%		38.4%		35.5%
From five to ten years	16.2%		15.1%		13.6%		14.6%		15.2%		14.2%
Above ten years	0.8%		0.6%		0.8%		1.2%		1.8%		1.9%
Asset-backed and mortgage-backed securities	35.2%		35.1%		34.0%		33.2%		30.8%		34.0%
Total	100.0%		100.0%		100.0%		100.0%		100.0%		100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.6%		2.7%		2.8%		2.8%		2.9%		3.3%
Yield to maturity of fixed maturities	1.6%		1.4%		1.9%		2.0%		2.2%		2.8%
Average duration of fixed maturities	3.0	yrs	2.7	yrs	2.8	yrs	2.9	yrs	2.8	yrs	3.2	yrs
Average credit quality	AA-		AA-		AA-		AA-		AA-		AA

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At December 31, 2012

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$107,291		$962	$72,641	$32,109	$105,712	$—	$—	$11,585	$224,588	$4,671		$229,259
Netherlands	23,988		—	62,170	—	62,170	—	1,866	22,497	110,521	2,908		113,429
France	—		2,336	38,357	—	40,693	—	—	8,567	49,260	9,972		59,232
Supranational [a]	79,534		—	—	—	—	—	—	—	79,534	—		79,534
Luxembourg	—		—	30,352	—	30,352	—	—	—	30,352	839		31,191
Belgium	—		—	24,950	—	24,950	—	—	—	24,950	1,452		26,402
Ireland	—		—	7,989	—	7,989	—	—	—	7,989	5,089		13,078
Spain	—		—	7,627	—	7,627	—	—	—	7,627	1,099		8,726
Austria	6,108		—	—	—	—	—	—	—	6,108	—		6,108
Italy	—		—	—	—	—	—	—	—	—	1,149		1,149
Other [b]	—		—	—	—	—	—	—	—	—	103,989		103,989
Total eurozone	216,921		3,298	244,086	32,109	279,493	—	1,866	42,649	540,929	131,168		672,097
Other concentrations:
United Kingdom	201,657		5,573	185,857	12,602	204,032	—	17,190	58,532	481,411	21,963		503,374
Canada	132,938		21,261	71,393	45,333	137,987	—	—	—	270,925	7,760		278,685
Australia	193,259		13,658	30,486	2,602	46,746	—	—	21,622	261,627	5,659		267,286
Mexico	35,656		—	64,007	—	64,007	—	—	—	99,663	2,473		102,136
Other	324,145		15,177	99,535	2,341	117,053	—	9,042	74,876	525,116	99,782	[c]	624,898
Total other concentrations	887,655		55,669	451,278	62,878	569,825	—	26,232	155,030	1,638,742	137,637		1,776,379

Total Non-U.S. concentrations	1,104,576		58,967	695,364	94,987	849,318	—	28,098	197,679	2,179,671	268,805		2,448,476

United States	1,094,220	[d]	1,451,062	1,576,002	—	3,027,064	2,659,908	907,185	445,527	8,133,904	397,743	[e]	8,531,647
United States agencies	328,665		—	—	—	—	—	—	—	328,665	—		328,665
United States local governments	1,285,809		—	—	—	—	—	—	—	1,285,809	—		1,285,809
Total U.S. concentrations	2,708,694		1,451,062	1,576,002	—	3,027,064	2,659,908	907,185	445,527	9,748,378	397,743		10,146,121

Totals	$3,813,270		$1,510,029	$2,271,366	$94,987	$3,876,382	$2,659,908	$935,283	$643,206	$11,928,049	$666,548		$12,594,597

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Contains $12 million of exchange-trade funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $291 million of common stocks of companies with the United States as their primary country of risk and $107 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At December 31, 2012

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$986,723	25.5%	6.8%
Insurance	208,149	5.4%	1.4%
Corporate/commercial finance	178,814	4.6%	1.2%
Foreign banking [a]	29,838	0.8%	0.2%
Consumer finance	25,522	0.7%	0.2%
Investment brokerage	6,618	0.2%	—%
Total financial institutions	1,435,664	37.2%	9.8%
Communications	326,103	8.4%	2.3%
Consumer cyclicals	269,532	7.0%	1.9%
Consumer non-cyclicals	258,866	6.7%	1.8%
Utilities	239,745	6.2%	1.7%
Industrials	193,544	5.0%	1.3%
Energy	144,367	3.7%	1.0%
Non-U.S. government guaranteed [b]	94,987	2.5%	0.7%
Technology	67,746	1.7%	0.5%
Transportation	64,190	1.7%	0.4%
Total investment grade	3,094,744	80.1%	21.4%

Total non-investment grade	781,638	19.9%	5.5%

Total corporate debt	$3,876,382	100.0%	26.9%

[a]	Located in Canada, Russia, Australia, Brazil, New Zealand and Japan.

[b]	Includes $32 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At December 31, 2012

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
CITIGROUP INC	$160,131	$7,873	$168,004	1.4%
BANK OF AMERICA CORP	152,321	10,045	162,366	1.4%
GOLDMAN SACHS GROUP INC	149,045	5,728	154,773	1.3%
JP MORGAN CHASE & CO	144,836	6,472	151,308	1.3%
MORGAN STANLEY	113,461	6,348	119,809	1.0%
GENERAL ELECTRIC CO	103,560	1,860	105,420	0.9%
WELLS FARGO & COMPANY	98,355	2,767	101,122	0.8%
FORD MOTOR COMPANY	66,249	1,612	67,861	0.6%
AMERICA MOVIL	63,220	787	64,007	0.5%
PORSCHE AUTOMOBIL HOLDING SE	61,128	501	61,629	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At December 31, 2012

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,659,908	$27,266	$5,631	$6,687	$7,638	$47,977	$2,755,107
Commercial MBS	—	603,001	150,508	65,520	21,055	—	840,084
ABS	—	501,219	33,542	45,083	48,011	15,351	643,206

Total mortgage-backed and asset-backed securities	$2,659,908	$1,131,486	$189,681	$117,290	$76,704	$63,328	$4,238,397

Percentage of total	62.8%	26.7%	4.5%	2.8%	1.8%	1.4%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$39,201	$21,527	$29,724	$30,246	$36,525	$41,077
Reinsurance	—	—	—	—	—	—
Total	$39,201	$21,527	$29,724	$30,246	$36,525	$41,077

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$561,652	$528,009	$533,052	$503,254	$541,423	$432,426
Reinsurance	—	—	—	—	—	—
Total	$561,652	$528,009	$533,052	$503,254	$541,423	$432,426

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,214,482	$1,194,561	$1,188,349	$1,191,954	$1,154,556	$1,073,960
Reinsurance	64,580	62,329	60,080	57,857	56,286	47,204
Total	$1,279,062	$1,256,890	$1,248,429	$1,249,811	$1,210,842	$1,121,164

Provision against reinsurance recoverables:
Insurance	$(16,096)	$(16,473)	$(18,319)	$(16,274)	$(17,988)	$(16,737)
Reinsurance	—	(543)	(528)	(440)	(473)	(383)
Total	$(16,096)	$(17,016)	$(18,847)	$(16,714)	$(18,461)	$(17,120)

Net reinsurance recoverables:
Insurance	$1,799,239	$1,727,624	$1,732,806	$1,709,180	$1,714,516	$1,530,726
Reinsurance	64,580	61,786	59,552	57,417	55,813	46,821
Total	$1,863,819	$1,789,410	$1,792,358	$1,766,597	$1,770,329	$1,577,547

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At December 31, 2012

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,361,552	$(28,844)	$1,332,708	73.5%	23.1%	$(10,408)	0.8%	$1,351,144
Other reinsurers balances > $20 million	198,861	(552)	198,309	10.9%	3.4%	(1,555)	0.8%	197,306
Other reinsurers balances < $20 million	319,502	(36,874)	282,628	15.6%	4.9%	(4,133)	1.3%	315,369
Total	$1,879,915	$(66,270)	$1,813,645	100.0%	31.4%	$(16,096)	0.9%	$1,863,819
At December 31, 2012, 98.8% (December 31, 2011: 98.6%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.3%	4.2%
Swiss Reinsurance America Corporation	10.8%	3.4%
Lloyds of London	10.7%	3.4%
Partner Reinsurance Co of US	9.7%	3.0%
Berkley Insurance Company	8.2%	2.6%
Ace Property & Casualty Insurance	6.4%	2.0%
XL Reinsurance America Inc	5.5%	1.7%
Liberty Mutual Insurance Co.	3.3%	1.0%
Hannover Ruckversicherungs Aktiengesellschaft	3.0%	0.9%
Munchener Ruckversicherungs Gesellschaft	2.6%	0.9%
	73.5%	23.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2012			Year ended December 31, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$8,751,070	$(1,768,883)	$6,982,187	$8,425,045	$(1,736,823)	$6,688,222
Incurred	818,855	(143,808)	675,047	2,491,602	(395,574)	2,096,028
Paid	(535,444)	87,520	(447,924)	(1,931,178)	308,958	(1,622,220)
Foreign exchange and other	24,250	(446)	23,804	73,262	(2,178)	71,084

End of period [a]	$9,058,731	$(1,825,617)	$7,233,114	$9,058,731	$(1,825,617)	$7,233,114

[a]
At December 31, 2012, the gross reserve for losses and loss expenses included IBNR of $5,786 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2011, the comparable amount was $5,406 million, or 64%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2012			Year ended December 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$250,927	$284,517	$535,444	$942,026	$989,152	$1,931,178
Reinsurance recoveries	(87,520)	—	(87,520)	(308,958)	—	(308,958)

Net losses paid	163,407	284,517	447,924	633,068	989,152	1,622,220

Change in:
Reported case reserves	199,775	38,303	238,078	189,946	26,184	216,130
IBNR	(9,596)	54,928	45,332	208,398	135,897	344,295
Reinsurance recoveries on unpaid loss and loss expense reserves	(53,492)	(2,795)	(56,287)	(77,848)	(8,769)	(86,617)

Total net incurred losses and loss expenses	$300,094	$374,953	$675,047	$953,564	$1,142,464	$2,096,028

Gross reserve for losses and loss expenses	$4,492,553	$4,566,178	$9,058,731	$4,492,553	$4,566,178	$9,058,731

Net favorable prior year reserve development	$40,353	$24,213	$64,566	$122,209	$122,631	$244,840

Key Ratios

Net paid to net incurred percentage	54.5%	75.9%	66.4%	66.4%	86.6%	77.4%

Net paid losses / Net premiums earned	42.7%	60.1%	52.3%	40.6%	53.3%	47.5%
Change in net loss and loss expense reserves / Net premiums earned	35.7%	19.1%	26.6%	20.6%	8.2%	13.9%
Net loss and loss expense ratio	78.4%	79.2%	78.9%	61.2%	61.5%	61.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010

Gross losses paid	$250,927	$208,617	$245,704	$236,777	$294,834	$203,863
Reinsurance recoveries	(87,520)	(75,749)	(70,266)	(75,422)	(106,667)	(78,224)

Net losses paid	163,407	132,868	175,438	161,355	188,167	125,639

Change in:
Reported case reserves	199,775	27,634	53,570	(91,033)	61,632	13,991
IBNR	(9,596)	24,796	23,814	169,385	(29,060)	5,653
Reinsurance recoveries on unpaid loss and loss expense reserves	(53,492)	547	(26,922)	2,016	6,325	(12,472)

Total net incurred losses and loss expenses	$300,094	$185,845	$225,900	$241,724	$227,064	$132,811

Gross reserve for losses and loss expenses	$4,492,553	$4,302,340	$4,238,463	$4,172,529	$4,081,741	$3,512,002

Net favorable prior year reserve development	$40,353	$31,566	$35,394	$14,897	$28,938	$34,603

Key Ratios

Net paid to net incurred percentage	54.5%	71.5%	77.7%	66.8%	82.9%	94.6%

Net paid losses/Net premiums earned	42.7%	33.4%	45.4%	41.3%	50.6%	38.2%
Change in net loss and loss expense reserves / Net premiums earned	35.7%	13.3%	13.1%	20.6%	10.5%	2.2%
Net loss and loss expense ratio	78.4%	46.7%	58.4%	61.9%	61.1%	40.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010

Gross losses paid	$284,517	$220,024	$240,991	$243,621	$288,284	$173,651
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	284,517	220,024	240,991	243,621	288,284	173,651

Change in:
Reported case reserves	38,303	(4,092)	29,106	(37,132)	83,915	161,567
IBNR	54,928	42,580	(25,695)	64,081	(13,526)	(83,515)
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,795)	(1,705)	(2,665)	(1,605)	(2,283)	(1,169)

Total net incurred losses and loss expenses	$374,953	$256,807	$241,737	$268,966	$356,390	$250,534

Gross reserve for losses and loss expenses	$4,566,178	$4,448,730	$4,362,188	$4,426,815	$4,343,304	$3,520,373

Net prior year favorable reserve development	$24,213	$28,865	$39,218	$30,335	$48,837	$46,673

Key Ratios

Net paid to net incurred percentage	75.9%	85.7%	99.7%	90.6%	80.9%	69.3%

Net paid losses / Net premiums earned	60.1%	47.4%	51.9%	53.4%	60.7%	40.5%
Change in net loss and loss expense reserves / Net premiums earned	19.1%	7.9%	0.2%	5.6%	14.3%	17.9%
Net loss and loss expense ratio	79.2%	55.3%	52.1%	59.0%	75.0%	58.4%

AXIS Capital Holdings Limited
IMPACT OF STORM SANDY

	Insurance	Reinsurance	Total

Gross loss and loss expenses	$230,000	$164,800	$394,800

Net loss and loss expenses	166,475	164,800	331,275

Gross premiums earned [a]	—	(12,015)	(12,015)

Ceded premiums expensed [b]	12,091	—	12,091

Acquisitions costs [c]	(3,686)	—	(3,686)

Total impact before income tax	174,880	152,785	327,665

Income tax benefit	(23,008)	(3,638)	(26,646)

Total impact after income tax	$151,872	$149,147	$301,019

[a]	Accelerated recognition of unearned premiums on impacted contracts, as well as the applicable earnings of reinstatement premiums covering the remaining risk period.

[b]	Reinstatement premiums for reinsurance protection purchased.

[c]	Commissions earned in relation to reinstatement of purchased reinsurance protection.

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2013

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$500	$714	$955
Northeast	U.S. Hurricane	53	200	446
Mid-Atlantic	U.S. Hurricane	123	400	875
Gulf of Mexico	U.S. Hurricane	336	500	831
California	Earthquake	412	590	889
Europe	Windstorm	308	414	520
Japan	Earthquake	246	336	547
Japan	Windstorm	75	144	201
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at January 1, 2013. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended December 31,		Year ended December 31,
	2012	2011	2012	2011

Net income (loss) available to common shareholders	$(18,551)	$80,064	$495,004	$9,430

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	117,918	126,360	122,148	122,499
Dilutive share equivalents: [a]
Warrants	—	221	—	4,292
Stock compensation plans	—	1,105	1,506	1,331
Weighted average shares outstanding - diluted	117,918	127,686	123,654	128,122

EARNINGS (LOSS) PER COMMON SHARE
Basic	($0.16)	$0.63	$4.05	$0.08
Diluted	($0.16)	$0.63	$4.00	$0.07

[a]	Due to the net loss incurred in the three months ended December 31, 2012, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q4 2010

Net income (loss) available to common shareholders	$(18,551)	$223,407	$168,152	$121,997	$80,064	$264,343

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	117,857	122,773	125,365	125,588	126,141	119,958
Shares issued [a]	88	311	60	1,249	1,060	215
Shares repurchased for treasury	(25)	(5,227)	(2,652)	(1,472)	(1,613)	(7,780)
Common shares - at end of period	117,920	117,857	122,773	125,365	125,588	112,393

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	117,918	121,127	123,823	125,782	126,360	117,101
Dilutive share equivalents: [b]
Warrants	—	—	—	—	221	12,873
Stock compensation plans	—	1,825	1,160	886	1,105	2,825
Weighted average shares outstanding - diluted	117,918	122,952	124,983	126,668	127,686	132,799

EARNINGS (LOSS) PER COMMON SHARE
Basic	($0.16)	$1.84	$1.36	$0.97	$0.63	$2.26
Diluted	($0.16)	$1.82	$1.35	$0.96	$0.63	$1.99

[a]	The cashless exercise of warrants resulted in the issuance of 1,041 shares during the fourth quarter of 2011.

[b]	Due to the net loss incurred in the three months ended December 31, 2012, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2012

	Weighted Average Strike Price	Common Shareholders’ Equity [b]	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$34.64

Book value per common share		$5,276,918	117,920	$44.75

Dilutive securities:
Restricted stocks			4,281	(1.57)
Options	$28.74		157	(0.05)
Restricted and phantom stock units			435	(0.16)
Diluted book value per common share		$5,276,918	122,793	$42.97

	At December 31, 2011

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$31.96

Book value per common share		$4,944,079	125,588	$39.37

Dilutive securities:
Restricted stocks		—	3,437	(1.05)
Options	$24.71	—	378	(0.11)
Restricted and phantom stock units		—	415	(0.13)
Diluted book value per common share		$4,944,079	129,818	$38.08

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]
Common share dividends were historically recognized as a reduction of retained earnings, a component of common shareholders' equity, when paid. During the fourth quarter of 2012, we recognized a $31 million adjustment in order to recognize dividends when declared.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended December 31,		Year ended December 31,
	2012	2011	2012	2011
Net income (loss) available to common shareholders	$(18,551)	$80,064	$495,004	$9,430
Adjustment for:
Net realized (gains) losses	(31,771)	3,739	(127,469)	(121,439)
Associated tax impact	2,221	(140)	11,615	1,703
Foreign exchange losses (gains)	21,300	(17,328)	29,512	(44,582)
Associated tax impact	(884)	834	(1,148)	976
Loss on repurchase of preferred shares	—	—	14,009	—
Associated tax impact	—	—	—	—
Operating income (loss)	$(27,685)	$67,169	$421,523	$(153,912)

Net earnings (loss) per share - diluted	$(0.16)	$0.63	$4.00	$0.07
Adjustment for:
Net realized investment (gains) losses	(0.27)	0.03	(1.03)	(0.95)
Associated tax impact	0.02	—	0.09	0.02
Foreign exchange losses (gains)	0.19	(0.14)	0.25	(0.35)
Associated tax impact	(0.01)	0.01	(0.01)	0.01
Loss on repurchase of preferred shares	—	—	0.11	—
Associated tax impact	—	—	—	—
Anti-dilutive securities [a]	—	—	—	(0.06)
Operating income (loss) per share - diluted	$(0.23)	$0.53	$3.41	$(1.26)

Weighted average common shares and common share equivalents - diluted	117,918	127,686	123,654	128,122

Weighted average common shares and common share equivalents - diluted, for operating income (loss)	117,918	127,686	123,654	122,499

[a]	Due to the operating loss for the year ended December 31, 2011, the impact of otherwise anti-dilutive securities was excluded.